UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2020

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

Landstar System, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 19, 2020. A total of 36,641,922 shares, or approximately 95% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the stockholders of the Company (the “Stockholders”) at the meeting included: (i) the election of two Class III Directors whose terms will each expire at the 2023 Annual Meeting of Stockholders; (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020; (iii) the extension of the term of the Company’s 2011 Equity Incentive Plan and (iv) an advisory vote on the Company’s 2019 executive compensation.

(1) Election of Directors. At the meeting, the Stockholders elected David G. Bannister and George P. Scanlon, each to serve as a Class III Director, whose term will expire at the 2023 Annual Meeting of Stockholders. The votes cast with respect to Messrs. Bannister and Scanlon were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
David G. Bannister	34,167,502	1,040,417	194,561	1,239,442
George P. Scanlon	34,933,935	439,947	28,598	1,239,442

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2020. This proposal received 35,617,807 affirmative votes and 984,862 negative votes. There were 39,253 abstentions with respect to this proposal.

(3) Extension of Term of 2011 Equity Incentive Plan. At the meeting, the Stockholders voted to approve the extension of the Company’s 2011 Equity Incentive Plan, as described in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders. This proposal received 33,247,917 affirmative votes and 2,106,697 negative votes. There were 47,866 abstentions and 1,239,442 broker non-votes with respect to this proposal.

(4) Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2019 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 34,915,797 affirmative votes and 372,009 negative votes. There were 114,674 abstentions and 1,239,442 broker non-votes with respect to this proposal.

The meeting was then adjourned.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 21, 2020	By:	/s/ L. Kevin Stout
	Name:	L. Kevin Stout
	Title:	Vice President and Chief Financial Officer